Supplement dated January 13, 2023
to the following statutory prospectus(es):
BOA Advisor Variable Annuity dated May 1, 2014
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust held on December 7, 2022, the Board approved the termination of Nationwide Asset Management, LLC as the subadviser to the NVIT Short Term Bond Fund (the "Fund") and the appointment of Loomis, Sayles & Company L.P. as the Fund’s new subadviser. This change is anticipated to take effect on or about March 20, 2023 (the "Effective Date"). As a result of the change in subadvisor, the name of the Fund is changing to the NVIT Loomis Short Term Bond Fund.
As of the Effective Date the statutory prospectus is amended as follows:
The names of the investment option(s) and subadvisor(s) are updated as indicated below:
CURRENT INFORMATION	UPDATED INFORMATION
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Loomis, Sayles & Company L.P.
All references to the Fund’s former name and Sub-Advisor are replaced accordingly.
PROS-0709